November 2006
November 2006
New York Society of Security Analysts
New York Society of Security Analysts
New York Society of Security Analysts
Energy Industry Investor Conference
Energy Industry Investor Conference
Energy Industry Investor Conference
Energy Transfer Equity, L.P.
Energy Transfer Equity, L.P.
Energy Transfer Partners, L.P.
Energy Transfer Partners, L.P.
Exhibit 99.1

The statements made by representatives of Energy Transfer Partners (ETP) or Energy Transfer
Equity (ETE) during the course of this presentation that are not historical facts are forward-
looking statements. Although the assumptions underlying these statements are believed to be reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of ETP and
ETE, causing actual results to differ from those discussed during this presentation. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in the prospectus.
Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management’s control, involved in the transportation, gathering, compression, treating, processing, storage and marketing of natural gas and in the propane business. These risks include the risks described in the prospectus. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the actual results and plans of ETP and
ETE could differ materially from those anticipated, estimated, projected or expected.
ETP and ETE undertake no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.
Legal Disclaimer
Legal Disclaimer

ETP Corporate Structure
Public Unitholders
Energy Transfer Equity, L.P.
Energy Transfer Partners, L.P.
136,712,668 Units Outstanding
54.3% Limited
Partner Interest
La Grange Acquisition, L.P
Natural Gas
Midstream Operations
Heritage  Operating, L.P.
Propane
Operations
50%
CCE
Holdings
100% Incentive
Distribution Rights
45.7% Limited Partner
Interest
2% General Partner
Interest
Titan
Propane,
L.P.

Asset Profile
A diversified midstream and propane MLP:
3rd largest MLP in the U.S. (based on market cap)
Largest intrastate pipeline system in U.S. with interconnects to major consumption areas throughout U.S.
Significant strategically located natural gas storage capacity
Third largest retail propane marketer in the United States with concentration in highest population growth areas
Annual Revenue (LTM 5/31/06) $8.1 B
Total Assets (5/31/06)              $4.6 B
Enterprise Value (1) $8.26 B
Equity Market Cap. (1) $6.76 B
Units Outstanding (8/31/06)     136,712,668
EBITDA (Fiscal 2006) $730 million (2)
ETP Financial Summary
(1) Unit price as of August 30, 2006 &total debt as of 5/31/06; excludes value of GP and ETE.
(2) Public guidance.
(3) Based on ETP annual distribution of $3.00/ unit
ETE Financial Summary
Annual EBITDA (3) $397 million
Current Annual DCF/ Unit $1.25
Enterprise Value (1) $4.2 B
Equity Market Cap. (1) $3.6 B
Units Outstanding (8/31/06) 124,360,520

Investment Highlights
Substantial competitive advantage
High quality portfolio of assets
Strong credit statistics
Compares favorably with BBB+ / BBB peers
Management commitment to credit quality
High common unit coverage
ETP retains cash to fund internal growth and strengthen balance sheet
Low risk, high rate of return growth opportunities
Attractive construction price to EBITDA multiples
Long-term contracts in place prior to construction
Excellent access to public debt and equity markets
Significant liquidity
History of consistent distribution growth
Experienced management with substantial equity ownership

Energy Transfer Midstream System
Largest US Intrastate
Natural Gas System
12,000 miles of natural
gas pipeline
7.6 Bcf/d capacity
78 Bcf Storage (working
space)
14 natural gas treating
facilities
355 MMcf/d natural gas
processing capacity
Geographic Footprint
5 Market Hubs
5 Producing Regions
>10 Interstate Pipeline
Connections

Transwestern Acquisition Rationale
ETP recently announced its intention to acquire Transwestern for total consideration of $1.465 billion. The Acquisition provides the following benefits:
FERC-regulated asset that diversifies ETP’s asset base outside of Texas
Source of stable, fee-based revenue
Identified expansion projects provide potential for increased cash flow with favorable economics
New Phoenix lateral
Complete San Juan loop
Provides greater optionality for producers connected to Transwestern by providing access to Texas and west coast markets
Provides additional sources of supply to existing customers on ETP’s Oasis and North Texas Pipelines

TEXAS
OKLAHOMA
COLORADO
NEW
MEXICO
ARIZONA
UTAH
NEVADA
CALIFORNIA
Ignacio
Blanco Hub
Thoreau
Needles
Topock
2
5
6
Station 9
SAN JUAN
ROCKIES
PERMIAN
ANADARKO
3
1
4
Mainline
1  West 1,210 MM/d
2  Bi-directional East
650 MM/d & West 750 MM/d
San Juan Lateral
3  Ignacio to Blanco 476 MM/d
4  Blanco to Thoreau 1,235 MM/d
East Laterals (Bi-directional)
5  West Texas North 585 MM/d, South 550 MM/d
6  Panhandle North 235 MM/d, South 263 MM/d
Transwestern Asset Description

ENERGY TRANSFER & TRANSWESTERN
ASSET OVERVIEW
Pipeline Capacity
*To California Border 1.200 Bcf/d
*San Juan Lateral to Mainline 1.235 Bcf/d
*West Texas Lateral 0.550 Bcf/d
*Texas Panhandle Lateral 0.263 Bcf/d
Phoenix Project - Marketing
*Expansion of Transwestern Assets with 258 miles of 36" to serve markets in the Phoenix Area
*Three county area served by this project includes Pinal, Maricopa & Yavapai.
*Cities encompassed by these counties include Phoenix, Prescott & Scottsdale.
*Project will provide 500 MMcf/d of capacity to these areas with gas sourcing from the Rockies and San Juan Basin.
*Additional looping (one report 25 mi) of the San Juan Basin Line is also planned .
Arizona
Phoenix
New Mexico
Oklahoma
Arkansas
Texas
Louisiana
Transwestern Interconnects
Transwestern Pipeline Company
N
W
E
S
ENERGY TRANSFER

9 ETP’s Contiguous Footprint Expands

MAPQUEST
Skull Valley
Hillside
Kirkland Junction
Date
Crown King
Congress
Octave
Wickenburg
Aguila
Gladden
Morristown
Wittmann
Black Canyon City
New River
Cave Creek
Carefree
Prescott Natl. For.
Coconino Natl. For.
Strawberry
Childs
Pine
Payson
Forest Lakes
Rye
Gisela
Young
Jakes Corner
Sunflower
Tonto Natl. For.
Roosevelt
Fort Apache Ind. Res.
Fountain Hills
Tortilla Flat
Surprise
Sun City
Glendale
Youngtown
Phoenix
Goodyear
Avondale
Tonopah
Buckeye
Guadalupe
Tempe
Chandler
Laveen
Rainbow Valley
Sun Lakes
Miami
Globe
Superior
Cutter
Florence Junction
Kelvin
Florence
Hayden
Dudleyville
Coolidge
Maricopa
Olberg
Gila Bend
Agua Caliente
Theba
Sentinel
Hyder
La Palma
Sonoran Desert Natl. Mon.
© 2005 MapQuest.com, Inc.

New Phoenix Lateral:
260 miles of 36” pipe connects
Phoenix to TW’s existing
mainline at Ash Fork, AZ
500 MMcf/d of new pipeline
capacity
Projected in-service date April
30, 2008
Upstream Segments:
Complete San Juan loop
26 miles, 36” pipe
375 MMcf/day of additional
capacity from Blanco
1
2
3
4 5
7 8
9
Delivery Points:  1-Prescott (UNS), 2-SWGas, 3-APS Red Hawk,
4-Duke Arlington Valley, 5-Sempra Mesquite, 6-Gila Bend, 7-SRP
Desert Basin, 8-APS Sundance, 9-SRP Santan Lateral
Delivery Points:  1-Prescott (UNS), 2-SWGas, 3-APS Red Hawk,
4-Duke Arlington Valley, 5-Sempra Mesquite, 6-Gila Bend, 7-SRP
Desert Basin, 8-APS Sundance, 9-SRP Santan Lateral
Transwestern – Growth Opportunities

Transwestern Acquisition Financing
Negotiated transaction, no auction
$1.465 billion purchase price
2 Step transaction
Step 1 – Purchased GE’s 50% ownership in CCE Holdings for $1 billion, less $25 million distribution with the completion of Step 2
CCE Holdings = Transwestern Pipeline + 50% of Citrus Corp.
(Florida Gas Transmission)
Step 2 – Exchange 50% ownership in CCE Holdings + $490
million in cash/debt assumption for 100% ownership in
Transwestern Pipeline
LLC purchase – full tax basis step-up

Competitive Advantages
Texas Infrastructure
Multiple Market Options for Producers
Strong Position in Active Supply Basins
Operating Expertise
Producer Relationships
Substantial Organic Growth Opportunities
Bypass Capability at Processing Plants

Project Update
Provides 2.3 Bcf/d additional outlet
capacity to Fort Worth Basin and
East Texas producers
Links high growth production with
major market hubs and multiple
interstate interconnects across Texas
Provides accretive returns on
significant capital spending
Backed by long-term contracts
with investment grade
counterparties

Project Update
Approximately 547 miles of intrastate expansion
42”, 36” & 30” Pipeline Expansion
New Additions
South Loop to Beaumont, TX
North Loop to Paris, TX
Approximately $1.4 billion total capital spending
Reed to Texoma section placed in
service and flowing gas as of 8/31/2006

Projects under Construction
Two 24-inch and 36-inch pipeline extensions
42-inch Pipeline – Phase II and III
Silsbee 42-inch Loop – 160 miles
36-inch Northside to Paris Loop – 130 miles
320 MMcf/day Processing Plant – Johnson Cty

Wise
McKinney
Collin
Greenville
US Hwy 69
Richardson
Irving
Mineral Wells
Weatherford
Dallas
Mesquite
Arlington
Parker
US Hwy 175
Kaufman
Waxahachie
Hood
Cleburne
Ellis
Somervell
Corsicana
Navarro
State Hwy 6
Bosque

Processing Plants – Johnson County
ETP is installing processing
plants in Johnson County
Capacity 320,000 Mcf/day
Installation in steps – 130,000
Mcf/day completed by October
2006
Installation of additional
190,000 Mcf/day of capacity is
estimated to be completed by
June 2007
Estimated $65 million in
construction cost
Contracts structured primarily as
fee-based revenue

No active Legend.
Propane Operations
ETP’s propane operations are concentrated in higher than average population growth areas where natural gas distribution may not be cost effective, and its geographic diversification minimizes the impact of weather patterns in individual regions.
Fee-based, pass-through business, subject to weather volatility that impacts volumes
Focus on higher-margin residential customers
Record fiscal 2004 and 2005 operating and financial
performance
Realized 1%-3% internal growth excluding acquisitions
Trend of increasing margins due to higher vehicle fuel costs, steel costs, benefit, and insurance cost
Assets owned
Purchase land, buildings and vehicles
90% of customer tanks
Retail Gallons Sold (Millions)
126
147
160
181
330 330
376
398
406
0
50
100
150
200
250
300
350
400
450

18 No active Legend. Updated Propane Operations Map Energy Transfer Titan

ETP Credit Statistics (5/31/2006)
Outstanding Debt (5/31/2006) $1.5 billion
(excluding working capital)
2006E EBITDA $730 million
2006E Interest Exp. $110 million
Debt/ EBITDA 2.06 X
EBITDA/ Interest 6.64 X
* Based on current ETP distribution annualized * Based on current ETP distribution annualized

Historical Returns vs. Peers
5-Year Average Annual Total Return
8/29/01 - 8/29/06
Source:    FactSet
Note:
1   BWP, BPL, EEP, ETP, EPD, KMP, MMP, OKS, PPX, PAA, SXL, TPP, and VLI
28.1%
14.5%
(9.0%)
2.6%
(20.0%)
(10.0%)
0.0%
10.0%
20.0%
30.0%
40.0%
ETP Large Cap MLP
Average¹
Dow Jones S&P 500

ETP Distribution History
$1.30
$1.40
$1.50
$1.65
$1.75
$1.85
$1.95
$2.00
$2.20
$2.35
$2.55
$3.00
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06

Distribution History vs. Peers
2-Year Average Annual Distribution Growth
8/29/01 - 8/29/06
30%
15%
14%
12%
10%
9%
8%
7%
7%
5%
1%
0%
0%
5%
10%
15%
20%
25%
30%
35%
ETP SXL MMP PAA EPD OKS PPX BPL KMP VLI TPP EEP

Distribution History vs. Peers
Average Annual Distribution Growth
Note:
1   Includes BWP, BPL, EEP, ETP, EPD, KMP, MMP, OKS, PPX, PAA, SXL, TPP, and VLI
26.0%
30.4%
30.8%
6.5%
7.3%
7.6%
0%
5%
10%
15%
20%
25%
30%
35%
3 Yr CAGR (8/29/03-8/29/06) 2 Yr CAGR (8/29/04-8/29/06) 1 Yr CAGR (8/29/05-8/29/06)
ETP Large Cap MLP Average¹

Investment Highlights
Substantial competitive advantage
High quality portfolio of assets
Strong credit statistics
Compares favorably with BBB+ / BBB peers
Management commitment to credit quality
High common unit coverage
ETP retains cash to fund internal growth and strengthen balance sheet
Low risk, high rate of return growth opportunities
Attractive construction price to EBITDA multiples
Long-term contracts in place prior to construction
Excellent access to public debt and equity markets
Significant liquidity
History of consistent distribution growth
Experienced management with substantial equity ownership